UNITED STATES
Securities and Exchange Commission

Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2023

Cadiz Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-12114	77-0313235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 2850 Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 271-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market
Depositary Shares (each representing a 1/1000th fractional interest in share of 8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	CDZIP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 2, 2023, Cadiz, Inc. (the “Company”) signed a binding agreement amending the 2012 Memorandum of Understanding (“MOU”) between the Company, San Bernardino County, Santa Margarita Water District and Fenner Gap Mutual Water Company governing groundwater management for the Cadiz Water Conservation and Storage Project (“Cadiz Project” or “Project”) at the Company’s property in the Mojave Desert. The amendment to the MOU (“MOU Amendment”) creates a new priority right for San Bernardino County that requires Project water supply not already subject to a binding contract to be offered to public water systems serving San Bernardino County communities, prior to exporting Project water for beneficial use outside of San Bernardino County. Five public water systems serving communities in San Bernardino County have expressed intent to receive water supply from the Cadiz Project.

Additionally, the MOU Amendment dedicates a total of 25,000 acre-feet of water supply from the Cadiz Project to disadvantaged communities in the Mojave River region or any other community in the Sant Bernardino County expressing a need for new, long-term water supply.

The MOU Amendment will have no effect on existing binding agreements for water supply from the Cadiz Project.

The foregoing description of the MOU Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 attached hereto, which is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

10.1        First Amendment to the Memorandum of Understanding By and Among the Santa Margarita Water District, Cadiz Inc., Fenner Gap Mutual Water Company and San Bernardino County

99.1        Press release dated as of November 2, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADIZ INC.

By:	/s/ Stanley E. Speer
Stanley E. Speer
Chief Financial Officer

Date:  November 7, 2023